UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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CLS HOLDINGS USA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2019

Dear Fellow Stockholder:

Enclosed are proxy materials in connection with the upcoming special meeting of stockholders of CLS Holdings USA, Inc. (the “Company”) scheduled for June 4, 2019, (the “Special Meeting”). I am enclosing this letter to emphasize the importance of these proposals and to encourage you to support them.

The Company currently does not have sufficient authorized shares of common stock available in order to implement our growth plan. It is therefore critical that our shareholders approve the Board’s proposal to increase the number of authorized shares of common stock from 250,000,000 to 750,000,000. This proposal benefits our stockholders in the following ways:

Provides Shares for Future Acquisitions. Consolidation is rampant in our industry. We have a pending contract to acquire In Good Health, Inc. in Massachusetts; however, we do not have sufficient remaining shares of authorized stock to complete this acquisition. In addition, we have other opportunities to acquire other high-quality businesses, many of which are revenue-producing. Without an increase in our authorized shares, we would not be able to pursue these acquisitions and we expect that the Company would be limited in its ability to grow further. The Board is sensitive to the dilution that results from issuing additional shares of common stock. With that in mind, the Board plans to focus primarily on revenue-producing acquisition opportunities that are not likely to dilute earnings. The Board believes that stockholders will be best served by the Company having shares of common stock available for acquisitions that it determines are in the best interests of stockholders.

Provides Flexibility. The Board would like to increase the number of authorized shares primarily to have shares available for future acquisitions. The additional authorized shares, however, will also give the Company flexibility to use shares for future equity financings and general corporate purposes, which could include, among other purposes, strategic partnerships and equity incentive plans (the Company currently has none). Increasing the number of authorized shares does not mean that we currently plan to issue these shares, only that they would be available for the Company, if needed.

The proposals being considered at the Special Meeting are as follows:

1.	The approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, as described above, and

2.	The approval of an adjournment of the Special Meeting, if necessary and if a quorum is present, to solicit additional proxies if there are insufficient votes to approve Proposal 1.

We must receive the approval of stockholders who own two-thirds of our outstanding common stock in order to increase the number of authorized shares of common stock. This is a very high standard. Not voting is the same as voting against this critical proposal. Every vote counts!

If you have any questions or need assistance voting your shares, please call the firm assisting us with the solicitation of proxies, MacKenzie Partners, Inc. toll-free at (800) 322-2885 or at (212) 929-5500 or via email to CLSH@mackenziepartners.com.

I want to personally thank you for your continuing support of the Company and its vision.

Sincerely,

/s/ Jeffrey Binder

Jeffrey Binder

Chairman and CEO

CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, Florida 33156

(888) 438-9132

April 29, 2019

Dear Fellow Shareholder:

You are cordially invited to our Special Meeting of Shareholders on Tuesday, June 4, 2019 at 1:00 p.m., Eastern Time, at the offices of Nelson Mullins Broad and Cassel, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131.

It is important that your shares be represented at the Special Meeting. You are welcome to attend the Special Meeting in person, but whether you do, and regardless of the number of shares you own, please vote your shares by (i) Internet, (ii) telephone, or (iii) mail in order to ensure your representation at the Special Meeting.

Matters to be covered at the Special Meeting are explained in detail in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

On behalf of your Board of Directors, thank you for your continued support of and interest in CLS Holdings USA, Inc.

Sincerely,

/s/ Jeffrey I. Binder

Jeffrey I. Binder
Chairman and Chief Executive Officer

CLS Holdings USA, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date:	Tuesday, June 4, 2019
Time:	1:00 p.m., Eastern Time
Place:	Nelson Mullins Broad and Cassel, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131

Proposals:

1.

To consider and, if appropriate, to approve an amendment to Article IV of our Amended and Restated Articles of Incorporation increasing the Company’s authorized common stock to 750,000,000 common shares (the “Increased Capitalization Charter Amendment”); and

2.

To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the Increased Capitalization Charter Amendment (the “Adjournment Proposal”).

To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Who can vote:	Shareholders of record at the close of business on April 22, 2019 (the “Record Date”).

How you can vote:	You may vote your proxy by (i) accessing the Internet website specified on your proxy card, (ii) via email by marking, signing, dating and returning your proxy card to the email address specified on your proxy card, (iii) via facsimile by marking, signing, dating and sending your proxy card to the fax number specified on your proxy card, or (iv) marking, signing and returning the enclosed proxy card in the envelope provided. Shareholders who received their proxy card through an intermediary (such as a broker or bank) must deliver it in accordance with the instructions given by such intermediary.

Who may attend:

Any shareholder of record as of the Record Date may attend the Special Meeting. Upon arrival to the Special Meeting, you will be required to register and present government-issued photo identification, such as your driver’s license, state identification card or passport. If your shares are registered in the name of a bank, brokerage firm or other nominee and you plan to attend the Special Meeting, bring your statement of account showing evidence of ownership as of the Record Date.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frank Tarantino
Frank Tarantino Secretary

April 29, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL SHAREHOLDER MEETING TO BE HELD ON JUNE 4, 2019:

The Notice of Internet Availability of Proxy Materials, Notice of Meeting, Proxy Statement and 2018 Annual Report on Form 10-K are available free of charge at www.clsholdingsinc.com

CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, Florida 33156

PROXY STATEMENT

Special Meeting of Shareholders of the Company to be held on June 4, 2019

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

AND THE SPECIAL MEETING

Q:	What is this document?

A:

This document is the Proxy Statement of CLS Holdings USA, Inc. that is being made available to shareholders on the Internet in connection with our Special Meeting of shareholders to be held on Tuesday, June 4, 2019 at 1:00 p.m. Eastern Time at the offices of Nelson Mullins Broad and Cassel, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131, and any postponement(s) or adjournment(s) thereof (the “Special Meeting”). A proxy card is also being furnished with this document.

We have tried to make this document simple and easy to understand. The Securities and Exchange Commission (the “SEC”) encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively. We will refer to CLS Holdings USA, Inc. throughout as “we,” “us,” the “Company” or “CLS.”

Q:	Why am I receiving these materials?

A:

You are receiving this document because you were one of our shareholders on April 22, 2019, the record date for the Special Meeting. We are soliciting your proxy (i.e., your permission) to vote your shares of CLS stock upon certain matters at the Special Meeting. Because our shares are widely held, it would be impractical, if not impossible, for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our shareholders. We expect to begin mailing the proxy materials on or about April 29, 2019.

You should read this proxy statement carefully, as it contains important information regarding the Special Meeting and matters to be voted on thereat. The enclosed materials allow you to submit a proxy to vote your shares without attending the Special Meeting in person and to ensure that your shares are represented and voted at the Special Meeting.

Your vote is important, and every vote matters. Even if you plan to attend the Special Meeting in person, we encourage you to submit a proxy as soon as possible.

Q:	Who may vote at the Special Meeting?

A:

We have fixed the close of business on April 22, 2019, as the record date for determining who is entitled to vote at the Special Meeting. As of that date, there were 125,839,095 shares of our common stock outstanding and entitled to be voted at the Special Meeting and any postponement(s) or adjournment(s) thereof. You may cast one vote for each share of common stock held by you on April 22, 2019 on all matters presented at the Special Meeting.

Q:	Where and when is the Special Meeting, and who may attend?

A:

The Special Meeting will be held on Tuesday, June 4, 2019 at 1:00 p.m. Eastern Time at the offices of Nelson Mullins Broad and Cassel, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131. Shareholders who are entitled to vote at the Special Meeting may attend the meeting. All shareholders will need proof of identification along with proof of ownership or their proxy card to enter the special meeting. Beneficial owners of shares held in “street name” who wish to attend the meeting must present proof of ownership of CLS common stock as of the record date, such as via a bank or brokerage account statement, and will only be able to vote at the Special Meeting if they have a proxy, executed in their favor, from the stockholder of record (the bank, brokerage firm, or other nominee) giving them to right to vote the shares at the Special Meeting.

Whether or not you plan to attend the Special Meeting in person, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the Special Meeting.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are two proposals to be considered and voted on at the Special Meeting:

(1)

To consider and, if appropriate, to approve an amendment to Article IV of our Amended and Restated Articles of Incorporation increasing the Company’s authorized capitalization to 750,000,000 common shares; and

(2)

To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the Increased Capitalization Charter Amendment.

We will also consider other business that properly comes before the Special Meeting in accordance with Nevada law and our Bylaws.

Q:	What are my choices when voting on the proposed amendment to the Company’s Amended and Restated Articles of Incorporation, and what vote is needed to approve the proposed amendment?

A:	In regards to the vote on the proposed amendment to the Company’s Amended and Restated Articles of Incorporation, shareholders may:

•	vote in favor of the proposed amendment;

•	vote against the proposed amendment; or

•	abstain from voting on the proposed amendment.

The affirmative vote of at least 66-2/3% of our issued and outstanding shares is required to approve the proposed amendment to the Company’s Amended and Restated Articles of Incorporation. For additional information, please see the discussion beginning on page 7 of this Proxy Statement.

Q:	What are my choices when voting on the Adjournment Proposal, and what vote is needed to approve the Adjournment Proposal?

A:	In regards to the vote on the Adjournment Proposal, shareholders may:

•	vote in favor of the Adjournment Proposal;

•	vote against the Adjournment Proposal; or

•	abstain from voting on the Adjournment Proposal.

The affirmative vote of a majority of the votes cast affirmatively or negatively by holders of shares of our common stock present in person or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal. For additional information, please see the discussion beginning on page 10 of this Proxy Statement.

Q:	Why is the Company seeking to increase the Company’s authorized capitalization?

A:	We believe that it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with various general corporate programs and purposes.

Q:	How does the Company’s Board of Directors recommend that I vote?

A:	Our Board of Directors unanimously recommends that you vote:
	•	“FOR” the approval to an amendment to Article IV of our Amended and Restated Articles of Incorporation increasing the Company’s authorized common stock to 750,000,000 common shares; and
•

“FOR” the proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the Increased Capitalization Charter Amendment.

Q:	What information is available on the Internet?

A:	A copy of this Proxy Statement and our 2018 Annual Report on Form 10-K is available for download free of charge at www.stockholderdocs.com/CLSH.

Our Company website address is www.clsholdingsinc.com. We use our website as a channel of distribution for important Company information. Important information, including press releases, analyst presentations and financial information regarding our Company is routinely posted on and accessible on the Investors subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investors subpage of our website.

In addition, we make available on the Investors subpage of our website (under the link “SEC Filings”) free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports on Forms 3, 4 and 5 and any amendments to those reports as soon as practicable after we electronically file such reports with the SEC. Further, copies of our Articles of Incorporation and Bylaws and the charter for the Audit Committee of our Board of Directors are also available on the Investors subpage of our website (under the link “Governance”).

Information from this website is not incorporated by reference into this Proxy Statement.

Q:	What constitutes a quorum?

A:	The presence in person or by proxy of holders of a majority of the shares of our common stock outstanding as of the Record Date is needed for a quorum at the Special Meeting.

Q:	What are “broker votes” and “broker non-votes?”

A:

On certain “routine” matters, brokerage firms have discretionary authority under applicable stock exchange rules to vote their customers’ shares if their customers do not provide voting instructions. When a brokerage firm votes its customers’ shares on a routine matter without receiving voting instructions (referred to as a “broker vote”), these shares are counted both for establishing a quorum to conduct business at the Special Meeting and in determining the number of shares voted “FOR” or “AGAINST” the routine matter. When a matter is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that matter, the brokerage firm cannot vote the shares on that matter. This is called a “broker non-vote.” For purposes of the Special Meeting, neither (a) the proposal to amend our Amended and Restated Articles of Incorporation to increase the authorized common stock, par value $0.0001 per share, from 250,000,000 shares to 750,000,000 shares, nor (b) the proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the Increased Capitalization Charter Amendment, is considered a “routine” matter.

Because the proposal to amend our Amended and Restated Articles of Incorporation to increase the authorized common stock is not considered a “routine” matter for stockholder consideration, the brokers will not have discretionary authority to vote your shares with respect to such matter and if you do not instruct your bank or broker how to vote your shares, no votes will be cast on your behalf with respect to such matter, which will have the same effect as a vote against the proposal. The failure to submit a proxy, or instruct a broker or other nominee to vote, as the case may be, will have no effect on the Adjournment Proposal.

We encourage you to provide instructions to your brokerage firm, bank or other nominee by voting your proxy. This action ensures your shares will be voted at the Special Meeting on all matters up for consideration.

Q:	What if I abstain from voting?

A:

You have the option to “ABSTAIN” from voting with respect to the proposed amendment to our Amended and Restated Articles of Incorporation. Abstentions with respect to this proposal are counted for purposes of establishing a quorum, but will not be voted on the Increased Capitalization Charter Amendment proposal. As a result, if a quorum is present, abstentions will have the same effect as a vote “AGAINST” the Increased Capitalization Charter Amendment proposal. An abstention will have no effect on the Adjournment Proposal.

Q:

How will my shares be voted if I return my proxy card or vote via email, facsimile or Internet? What if I return my proxy card but do not provide voting instructions or complete the email, facsimile or Internet voting procedures but do not specify how I want to vote my shares?

A:

Our Board of Directors has named Jeffrey Binder, our Chairman and Chief Executive Officer, and Andrew Glashow, our President and Chief Operating Officer, as official proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy.

All shares represented by properly executed proxies, unless previously revoked, will be voted at the Special Meeting as you direct.

IF YOU SIGN AND RETURN YOUR PROXY CARD BUT GIVE NO DIRECTION OR COMPLETE THE EMAIL, FACSIMILE OR INTERNET VOTING PROCEDURES BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION AND “FOR” THE ADJOURNMENT PROPOSAL.

Q:	How do I vote if my shares are registered directly in my name?

A:

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered a “shareholder of record” or “record holder” with respect to those shares. Please carefully consider the information contained in this Proxy Statement and, whether or not you plan to attend the Special Meeting, you may vote your shares in the following four ways:

●     By Internet — You may vote by going to www.vstocktransfer.com/proxy and following the instructions on how to complete an electronic proxy card. You will need the 12-digit control number included on your proxy card in order to vote by Internet.

●     By Email — You may vote by marking, signing, dating and returning your proxy card promptly to vote@vstockstransfer.com.

●     By Facsimile — You may vote by marking, signing, dating and returning your proxy card promptly to 646-536-3179.

●     By Mail — You may vote by marking, signing and returning your proxy card promptly, so that we can be assured of having a quorum present at the Special Meeting and so that your shares may be voted in accordance with your wishes, even if you later decide to attend the Special Meeting. You should sign your name exactly as it appears on your proxy card. If you are signing in a representative capacity (e.g., as guardian, executor, trustee, custodian, attorney, or officer of a corporation), you should indicate your name and title or capacity. If you are a shareholder of record, the method you use to vote will not limit your right to vote at the Special Meeting if you decide to attend in person. Written ballots will be passed out to any shareholder of record who wants to vote at the Special Meeting. Please follow the directions on your proxy card carefully.

●     At the Special Meeting — You may vote your shares at the Special Meeting if you bring proof of identification along with your proxy card or proof of ownership.

If you hold your shares in street name through a broker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of those shares, and proxy materials are being forwarded to you by your broker, bank or other nominee, together with a voting instruction card. To vote at the Special Meeting, beneficial owners will need to contact the broker, bank or other nominee that holds their shares to obtain a “legal proxy” to bring to the Special Meeting.

If you hold shares in the name of a broker, bank or other nominee you may be able to vote those shares by Internet or telephone depending on the voting procedures used by your broker, bank or other nominee, as explained below under the question “How do I vote if my shares are held in “street name” by a broker, bank or other nominee?”

No cumulative voting rights are authorized, and dissenters’ rights and rights of appraisal are not applicable to the matters being voted upon.

Q:	How do I vote if my shares are held in “street name” by a broker, bank or other nominee?

A:

If your shares are held by a broker, bank or other nominee (this is called “street name”), your broker, bank or other nominee will send you instructions for voting those shares, and you should vote by following the instructions on your voting instruction form. Many (but not all) brokerage firms, banks and other nominees offer Internet and telephone voting options.

Q:	May I change or revoke my proxy after it has been submitted?

A:

Yes, you may change or revoke your proxy at any time before the polls close by:

●     submitting a subsequent proxy by Internet, email or facsimile at a later time that is received before the closing of those voting facilities at 11:59 p.m. Eastern Time on June 3, 2019;

●     submitting a properly signed proxy card to our Chief Executive Officer with a later date that is received no later than June 3, 2019;

●     sending a written statement to, provided that such statement is received no later than June 3, 2019; or

●     attending the Special Meeting and voting in person.

If your shares are held in “street name” by a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the Special Meeting.

Q:	What does it mean if I receive more than one proxy card or voting instruction card?

A:

If your shares are registered differently or held in more than one account, you will receive more than one proxy card or voting instruction card. Please complete and return all of the proxy cards or voting instruction cards you receive (or submit each of your proxies over the Internet, email or by facsimile) to ensure that all of your shares are voted.

Q:	Who is soliciting my vote?

A:	In this Proxy Statement, our Board of Directors is soliciting your vote for matters being submitted for shareholder approval at the Special Meeting.

Q:	Who will bear the cost for soliciting votes for the Special Meeting?

A:

We will bear the cost of soliciting proxies. In addition to the use of mail, our directors, officers and non-officer employees may solicit proxies in person or by telephone or other means. These persons will not be compensated for the solicitation but may be reimbursed for out-of-pocket expenses. We have also made arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward this material to the beneficial owners of our common stock, and we will reimburse them for their reasonable out-of-pocket expenses. We have retained MacKenzie Partners, Inc. to assist in soliciting proxies by mail, telephone, and personal interviews for a fee of approximately $50,000, plus certain additional per-service fees and reimbursement for its reasonable fees and customary expenses.

Q:	Who will count the votes?

A:	Our legal counsel, Nelson Mullins Broad and Cassel, will judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy at the Special Meeting.

Q:	Where can I find voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting and publish final results on a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting (a copy of which will be available on the “Investors” subpage of our website, www.clsholdingsinc.com, under the link “SEC Filings”). If our final voting results are not available within four business days after the meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Q:	Whom should I contact with questions about the Special Meeting?

A:

If you have questions about the Special Meeting, the proposals, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor, MacKenzie Partners, Inc.:

1407 Broadway
New York, New York 10018
Toll-Free: (800) 322-2885 or
(212) 929-5500 (call collect)
Email: CLSH@mackenziepartners.com

If your bank, brokerage firm or other nominee holds your shares, you should also call your bank, brokerage firm or other nominee for additional information.

Q:	What if I have more than one account?

A:

Please vote proxies for all accounts to ensure that all your shares are voted. You may consolidate multiple accounts through our transfer agent, VStock Transfer, LLC, online at http://www.vstocktransfer.com or by calling (212) 828-8436.

Q:	Will a list of shareholders entitled to vote at the Special Meeting be available?

A:

In accordance with Nevada law, a list of shareholders entitled to vote at the Special Meeting will be available at our executive office on June 4, 2019, and will be accessible for ten days prior to the Special Meeting and any postponement(s) or adjournment(s) thereof between the hours of 9:00 a.m. and 5:00 p.m. at our corporate headquarters.

PROPOSAL 1 – PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITALIZATION

Introduction

On April 1, 2019, the Board acted unanimously to adopt the proposal to amend our Amended and Restated Articles of Incorporation (the “Certificate of Incorporation”), to increase the authorized common stock, par value $0.0001 per share, from 250,000,000 shares to 750,000,000 shares (the “Increased Capitalization Charter Amendment”).  The Board is now asking you to approve the Increased Capitalization Charter Amendment.

On April 22, 2019, there were 125,839,095 shares of our common stock outstanding. In addition, an aggregate of 101,200,200 shares of common stock were reserved for issuance upon conversion or exercise of various debt and equity instruments that we have issued and upon issuance of previously granted but unissued restricted stock grants. We anticipate that we will need more than the remaining authorized shares of our common stock in the event we exercise our option to acquire In Good Health, Inc. (the “IGH Option Shares”).

Form of the Amendment

If shareholders approve this proposal, the Company’s Amended and Restated Articles of Incorporation will be further amended to increase the number of shares of common stock the Company is authorized to issue from 250,000,000 to 750,000,000. The par value of the common stock will remain at $0.0001 per share. The amendment would amend the introductory paragraph of Article IV of our Amended and Restated Articles of Incorporation, to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Seven Hundred and Seventy Million (770,000,000), consisting of (i) Seven Hundred Fifty Million (750,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”) and (ii) Twenty Million (20,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The designations and the preferences, limitations and relative rights of the Preferred Stock and the Common Stock of the Corporation are as follows:

[REMAINDER OF ARTICLE IV IS NOT AFFECTED]

Purpose of the Amendment

The Board believes that it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with various general corporate programs and purposes.

The Board believes that having the authority to issue additional shares of common stock will enhance the business and financial flexibility of the Company and avoid the possible delays and significant expense of calling and holding an additional special meeting of shareholders to increase the authorized common shares at a later date.

The shares may be issued by the Board in its discretion, subject to any further shareholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of any securities exchange. However, with the exception of already outstanding rights referenced above for which reservation has been made, there is no present agreement to issue any material amount of shares, with the exception of the IGH Option Shares.

The newly authorized shares of common stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under future equity compensation plans, employee stock or incentive and savings plans or for other corporate purposes. There are no immediate plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of common stock that would be authorized by the proposed amendment.

Our Board of Directors believes that the proposed increase in authorized shares will provide sufficient additional flexibility to allow us to pursue our strategic objectives. Historically, flexibility has been critical in enabling us to pursue acquisitions to support our growth, and we anticipate that having additional flexibility would allow us to pursue similar opportunities in the future, in addition to allowing us to provide equity incentives to help attract and retain key employees.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The Company’s shareholders do not have preemptive rights with respect to its common stock. Accordingly, should the Board elect to issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase the shares.

Potential Adverse Effects of the Amendment

Future issuances of capital stock or securities convertible into capital stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders. In addition, the availability of additional shares of capital stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of the Amendment and Vote Required

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. See Annex A to this proxy statement for the form of the certificate. The adoption of this amendment requires the approval of the holders of 66-2/3% of our issued and outstanding shares of common stock.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE INCREASED CAPITALIZATION CHARTER AMENDMENT PROPOSAL.

PROPOSAL 2 – POSSIBLE ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES, IF NECESSARY OR APPROPRIATE

As discussed elsewhere in this proxy statement, the Company’s shareholders are being asked to vote to approve the adjournment of the Special Meeting, if necessary or appropriate, to obtain additional proxies if there are not sufficient votes to approve the Increased Capitalization Charter Amendment at the time of the Special Meeting.

If this proposal is approved, the Special Meeting could be adjourned to any date. If the Special Meeting is adjourned, shareholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the Increased Capitalization Charter Amendment but do not indicate a choice on the Adjournment Proposal, your shares of common stock will be voted “FOR” the Adjournment Proposal.

Approval of the Adjournment Proposal requires that the number of votes properly cast for this proposal exceeds the number of votes properly cast against this proposal from holders of common stock present in person or represented by proxy at the Special Meeting.

The Company does not intend to call a vote on the Adjournment Proposal if the Increased Capitalization Charter Amendment considered at the Special Meeting has been approved at the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

STOCK OWNERSHIP

The following tables set forth information with respect to the beneficial ownership of our common stock as of April 22, 2019 by (i) each shareholder known by us to be the beneficial owner of more than 5% of our shares of common stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Our only class of voting securities is our common stock. Except as described below, to our knowledge, none of the shares listed below is held under a voting trust or similar agreement. To our knowledge, there are no pending arrangements, including any pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. There were 125,839,095 shares of common stock issued and outstanding on April 22, 2019.

Unless otherwise indicated in the following table, the address for each person named in the tables in this Section is c/o CLS Holdings USA, Inc., 11767 S. Dixie Hwy, Suite 115, Miami, FL 33156. Pursuant to SEC rules, we have included shares of common stock that the person has the right to acquire within 60 days from April 22, 2019.

Officers and Directors

		Amount and Nature of		Percentage
Title of Class	Name of Beneficial Owner (1)	Beneficial Ownership		of Class
Common Stock	Jeffrey I. Binder	8,962,415	(2)	7.11%
Common Stock	David Lamadrid	728,989	(3)	*
Common Stock	Frank Koretsky	20,115,933	(4)	15.83%
Common Stock	Andrew Glashow	1,200,000	(5)	*
	All directors and executive officers as a group (7 persons)	33,242,431		26.11%

* Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock.

(1)      Except as otherwise indicated, to our knowledge, the persons named in this table have sole voting, investment and dispositive power with respect to all shares of common stock listed. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock. Beneficial ownership does not include any shares the holder may receive upon the conversion of interest that has accrued or that will accrue in the future with respect to the convertible debentures.

(2)      Includes (i) 8,717,971 shares of our common stock directly held by Mr. Binder; and (ii) 244,444 shares acquirable upon exercise of warrants that are currently exercisable.

(3)      Includes (i) 703,989 shares of our common stock held directly by Mr. Lamadrid, our former Chief Financial Officer, and (ii) 25,000 shares issuable upon exercise of a warrant that is currently exercisable.

(4)      Includes (i) 13,474,821 shares of our common stock directly held by Mr. Koretsky; (ii) 1,198,568 shares acquirable upon exercise of warrants that are currently exercisable; and (iii) 5,442,544 shares of our common stock held of record by Newcan Investment Partners LLC (“Newcan”). Mr. Koretsky is the beneficial owner and has voting and investment power over the securities held by Newcan.

(5)      Includes (i) 500,000 restricted shares of our common stock held by Mr. Glashow which vest in two equal annual installments commencing on March 1, 2020, assuming that Mr. Glashow remains employed by us on such dates or has been removed by us prior to such vesting date or dates without cause; and (ii) 700,000 shares of our common stock held of record by Star Associates, LLC, an entity wholly owned by Mr. Glashow. Mr. Glashow is the beneficial owner of Star Associates, LLC and has voting and investment power over the securities held by Star Associates, LLC.

5% or Greater Shareholders

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Class

Common Stock	ILJ, LLC 10120 W. Flamingo Rd., Suite 4333, Las Vegas, NV 89135	13,644,293	(2)	10.84%

Common Stock	Navy Capital Green International, LTD	24,375,000	(3)	17.08%
	575 Lexington Avenue, 4th Floor, New York, NY 10002

Common Stock	Jeffrey I. Binder	8,962,415	(4)	7.11%
	Miami, FL 33156

Common Stock	Frank Koretsky	20,115,933	(5)	15.83%
	Sunny Isles Beach, FL 33160

Common Stock	Tribeca Global Natural Resources Fund	19,152,778	(6)	13.67%
	1 O’Connell St, Sydney NSW 2000

Common Stock	Canaccord Genuity Corp.	12,120,246	(7)	8.92%
	161 Bay Street, Suite 2800 Toronto, ON Canada M5J 2S1

(1)

Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock. Beneficial ownership does not include any shares the holder may receive upon the conversion of interest that has accrued or that will accrue in the future with respect to the convertible debentures.

(2)	Represents shares of our common stock directly held by ILJ, LLC, an entity managed by Todd Swanson, a former manager of Alternative Solutions L.L.C., which we acquired on June 27, 2018.

(3)

Includes (i) 7,500,000 shares of our common stock; (ii) 7,500,000 shares acquirable upon exercise of warrants at $0.60 per share; (iii) 6,250,000 shares acquirable upon conversion of convertible debentures; and (iv) 3,125,000 shares acquirable upon exercise of warrants at $1.10 per share.

(4)	Includes (i) 8,717,971 shares of our common stock directly held by Mr. Binder; and (ii) 244,444 shares acquirable upon exercise of warrants.

(5)

Includes (i) 13,474,821 shares of our common stock held directly held by Mr. Koretsky; (ii) 1,198,568 shares acquirable upon exercise of warrants; and (iii) 5,442,544 shares of our common stock held of record by Newcan. Mr. Koretsky is the beneficial owner and has voting and investment power over the securities held by Newcan.

(6)

Beneficial ownership includes (i) 4,888,889 shares of our common stock; (ii) 4,888,889 shares of common stock acquirable upon exercise of warrants; and (ii) 6,250,000 shares of common stock acquirable upon conversion of convertible debentures and 3,125,000 shares acquirable upon exercise of warrants underlying convertible debentures.

(7)	Beneficial ownership includes: (i) 1,342,500 shares of common stock acquirable upon conversion of convertible debentures and 671,250 shares of common stock acquirable upon exercise of warrants underlying convertible debentures; (ii) the following securities issued in connection with a special warrant offering: 1,593,516 shares of common stock, 1,593,516 shares of common stock acquirable upon exercise of warrants, 2,317,842 shares of common stock and 2,317,842 warrants issuable upon exercise of a broker warrant; and (iii) the following securities issued as compensation to Canaccord as agent in connection with the closing of a convertible debenture offering: (a) 447,800 shares of common stock and warrants to purchase 223,900 shares of common stock, and (b) a broker warrant exercisable for units to purchase an aggregate of 1,074,720 shares of common stock and warrants to purchase 537,360 shares of common stock.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

OTHER MATTERS

Shareholder Nominations of Directors

Shareholders currently may nominate directors for election without consideration by the Board of Directors by complying with the eligibility, advance notice and other provisions of our Amended and Restated Certificate of Incorporation, a composite version of which was filed with the SEC as an exhibit to our Current Report on Form 8-K filed with the SEC on November 26, 2014, and is also available on our website at http://www.clsholdingsinc.com.

Shareholder Proposals for Inclusion in Proxy Materials

Pursuant to Rule 14a-8 under the Exchange Act, a shareholder proposal submitted for inclusion in our proxy statement for the 2019 Annual Meeting must be received by us by June 25, 2019. However, pursuant to such rule, if the 2019 Annual Meeting is held on a date that is before September 23, 2019 or after November 22, 2019, then a shareholder proposal submitted for inclusion in our proxy statement for the 2019 Annual Meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2019 Annual Meeting.

Shareholder Proposals of Other Business

Under our Amended and Restated Certificate of Incorporation, a shareholder is eligible to submit a shareholder proposal of business (other than nominations of directors or proposals properly brought pursuant to Rule 14a-8 of the Exchange Act, the procedures for which are described above) at an annual meeting if the shareholder gives timely notice thereof in writing to the Secretary of the Corporation. A shareholder’s notice must be delivered or mailed to the Secretary of the Corporation, either by personal delivery or by United States mail, postage prepaid. With respect to an annual meeting of shareholders, to be timely, notice must be received not less than 60, no more than 90 days prior to such meeting. The notice must set forth: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class, series and number of shares of stock which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

Interest of Certain Persons in Matters to be Acted Upon

Other than for any interest arising from (i) the ownership of our common stock or (ii) any officer, director, or 5% of greater stockholder’s ownership of warrants, we are not aware of any substantial interest of any director, executive officer, or associate of any of the foregoing in any matter to be acted upon at the Special Meeting.

Other Matters to be Presented for Action at the Special Meeting

Management is not aware of any other matters to be presented for action at the Special Meeting. However, if any other matter is properly presented at the Special Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matter.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frank Tarantino

Frank Tarantino Chief Financial Officer and Corporate Secretary

April 29, 2019

ANNUAL REPORT AND FINANCIAL INFORMATION

A copy of our Annual Report on Form 10-K, and a list of all its exhibits, will be supplied without charge to any shareholder upon written request sent to our principal executive offices: CLS Holdings USA, Inc., Attention: Chief Executive Officer, 11767 South Dixie Highway, Suite 115, Miami, Florida 33156. Exhibits to the Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov, or via our website at www.clsholdingsinc.com.

ANNEX A

BARBARA K. CEGAVSKE

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

CLS HOLDINGS USA, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The introductory paragraph of Article IV of the Amended and Restated Articles of Incorporation is amended and restated in its entirety to read as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Seven Hundred and Seventy Million (770,000,000), consisting of (i) Seven Hundred Fifty Million (750,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”) and (ii) Twenty Million (20,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The designations and the preferences, limitations and relative rights of the Preferred Stock and the Common Stock of the Corporation are as follows:

[REMAINDER OF ARTICLE IV IS NOT AFFECTED]

3. The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)   Date:                    Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

A-1

CLS HOLDINGS USA, INC.

Proxy for the Special Meeting of Shareholders

TO BE HELD ON JUNE 4, 2019

CLS HOLDINGS USA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey Binder and Andrew Glashow, and each of them, as proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of CLS Holdings USA, Inc., held of record by the undersigned on April 22, 2019, at the Special Meeting of Shareholders to be held on June 4, 2019 at 1:00 p.m., Eastern time, or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s). If this card contains no specific voting instructions, the shares will be voted FOR Proposal 1 and FOR Proposal 2, each as described on this card, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ALL OTHER MATTERS, AND in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please check here if you plan to attend the Special Meeting on June 4, 2019 at 1:00 p.m. Eastern time.   ☐

(Continued and to be signed on Reverse Side)

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX

Mark, sign, date your proxy card and return it to 646-536-3179.

VOTE BY EMAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com.

VOTE IN PERSON

If you would like to vote in person, please attend the Special Meeting of shareholders to be held on June 4, 2019 at 1:00 p.m. EST.

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope.

Special Meeting Proxy Card - CLS Holdings USA, Inc. - Common Stock

    DETACH PROXY CARD HERE TO VOTE BY MAIL

The Board of Directors recommends you vote "FOR" for Proposals 1 and 2.

(1)      To approve an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to increase the authorized common stock, par value $0.0001 per share, from 250,000,000 shares to 750,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)      To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the Increased Capitalization Charter Amendment.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date	Signature	Signature, if held jointly

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized person.

To change the address on your account, please check the box at right and indicate your new address.	☐

* SPECIMEN *	AC:ACCT999	90.00